Exhibit 99.2 Q3 2021 Results Presentation November 18, 2021

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS, Adjusted Net Income, Adjusted Operating Margin, and Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Q3 2021 Results 10 Driving Top Line Growth Presentation Q3 2021 Results 4 Updated 2021 Outlook 9 Our Strategy 11 3

Q3 2021 Results 4

Q3 2021 Results Key Takeaways • Achieved record Q3 earnings as both sales and margins exceed expectations and raised full year sales and earnings guidance • Continued to execute against strategic plan, driving accelerated growth in Active sales and successfully launching several transformational brand partnerships, including the initial rollout of 200 Sephora at Kohl’s stores • Benefited from our efforts to structurally improve our profitability through gross margin expansion and SG&A leverage, delivering the highest Q3 operating margin in nine years • Repurchased $506 million of shares in the quarter, reinforcing our confidence in the business and commitment to creating shareholder value • Remain in a formidable financial position with $1.9 billion in cash Q3 2021 Results • Net sales increased 16% versus Q3 2020 • Gross margin increased 408 bps compared to last year driven primarily through our inventory management efforts and pricing and promotion optimization strategies • SG&A expense increased 6% in Q3 and leveraged 273 bps as a percentage of revenue compared to last year driven by improved store labor productivity and marketing and technology efficiency • Operating margin of 8.4% in Q3 2021, the highest Q3 operating margin in 9 years 1 • Diluted earnings per share of $1.65 compared to an adjusted diluted EPS of $0.01 in Q3 2020 • Inventory increased 1% versus prior year and inventory turn reached another 10-year high • YTD operating cash flow of $1.8 billion 5 (1) - Adjusted diluted EPS is a non-GAAP financial measure. Please refer to the reconciliation included in the Appendix for more information. 5

Q3 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) October 30, 2021 October 31, 2020 Net Sales $ 4,366 $ 3,779 Total Revenue 4,600 3,979 Gross Margin Rate 39.9% 35.8% SG&A 1,380 1,302 Depreciation 210 210 Impairments, Store Closings, and Other Costs — 21 Operating Income 387 22 Interest Expense 66 78 Provision for Income Taxes 78 (44) Net Income 243 (12) Diluted EPS $1.65 ($0.08) (1) 243 2 Adjusted Net Income (Non-GAAP) (1) $1.65 $0.01 Adjusted Diluted EPS (Non-GAAP) Key Balance Sheet Items October 30, 2021 October 31, 2020 (Dollars in Millions) Cash and Cash Equivalents $ 1,873 $ 1,939 Merchandise Inventories 3,642 3,607 Accounts Payable 2,135 2,184 Long-term Debt 1,909 2,450 Key Cash Flow items October 30, 2021 (Dollars in Millions) Three Months Ended Nine Months Ended Operating Cash Flow $ 82 $ 1,774 Capital Expenditures (235) (426) Net, Finance lease and Financing obligations (27) (88) (1) $ (180) $ 1,260 Free Cash Flow (1)-Free Cash Flow, Adjusted Net Income, and Adjusted EPS are non-GAAP financial measures. Please refer to the reconciliations included in the Appendix for more information. 6 6 Amounts shown for the three months ended October 30, 2021 are GAAP as there are no adjustments to Non-GAAP. These amounts are shown for comparability purposes. 6 All other periods are Non-GAAP and exclude Loss on Extinguishment of debt, Impairments, store closing and other costs and Gain on sale of real estate if applicable.

Q3 2021 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Increased 408 bps versus Q3 2020 SG&A leveraged 273 bps versus Q3 2020 39.9% $1,380M 35.8% $1,302M % Total Revenue 32.7% 30.0% Q3 2020 Q3 2021 Q3 2020 Q3 2021 Q3 2021 Gross Margin Takeaways Q3 2021 SG&A Takeaways Tightly managed inventories and achieved 10 year high in Improved store labor productivity inventory turn Lower technology spend Further scaled pricing and promotion optimization strategies Improved marketing-to-sales ratio Cost of Shipping tailwind from lower digital penetration of 29% versus 32% in Q3 2020 Higher wage costs across stores and distribution centers Higher transportation costs due to global supply chain challenges 7 7 7

Enhanced Liquidity Position Key Balance Sheet & Cash Flow Items: YTD 2021 January 31, 2021 Beginning Cash $2,271M Key Takeaways Sources • Strong earnings performance and cash flow generation further improved leverage profile Operating Cash Flow $1,774M • Accelerated share repurchases, reinforcing our New Debt $500M confidence in the business and commitment to creating shareholder value Uses • Long history of disciplined capital management Reductions in LT Debt ($1,044M) • More than two decades of maintaining Share Repurchase ($807M) Investment Grade rating Capex ($426M) • Well-positioned to capitalize on evolving customer behaviors and the retail industry disruption Other* ($281M) Dividend ($114M) October 30, 2021 Ending Cash $1,873M *Other includes premium paid on redemption of debt, finance lease and financing obligation payments, and other. 8

Updated 2021 Outlook 9

Updated 2021 Outlook Metric Full Year Guidance Mid twenties percent increase Net Sales versus 2020 From a low twenties percent increase 8.4% to 8.5% Operating Margin From 7.4% to 7.6% $7.10 to $7.30 * Adjusted EPS From $5.80 to $6.10 Capital Allocation Strategy • Capex: High end of $600 million to $650 million range • Dividend: $0.25 quarterly dividend payable on December 22, 2021 • Share Repurchase Program: $1.3 billion, up from $500 million to $700 million *Excludes any non-recurring charges. 10

Our Strategy 11

Kohl’s has built a powerful foundation Customers Digital Digital sales 40% penetration in 2020 Active Customers 65M Website visits 1.6B in 2020 Loyalty Members 30M Kohl’s Charge Stores 29M Card holders $5.9B 90% 95% $4.5B $4B of stores of Kohl’s stores $3.6B generated $1M+ in are off-mall $3B $2.7B 4-wall cash flow Accessible & Aspirational Brand Portfolio 1,162 80% 2015 2016 2017 2018 2019 2020 stores in of Americans live Digital Sales Growth 49 states at within 15 miles of a year end 2020 Kohl’s store 43% 10% of digital sales higher digital sales fulfilled by stores in markets In 2020 with stores 600M store visits 12 All figures are 2019 except as noted 17% CAGR

Our Strategy The most trusted retailer of choice for the active and casual lifestyle Expand Disciplined Strong Operating Capital Organizational Margin Management Core Drive Top Line Growth Destination for Differentiated Agile, Active & Casual Leading with Omni-channel Operating Margin Maintain Strong Accountable & Lifestyle Loyalty & Value Experience Goal of 7% to 8% Balance Sheet Inclusive Culture Expand Active and Outdoor Best-in-class loyalty Healthy store base in End-to-end supply chain Sustain Investment Grade Innovative and adaptive • • • • • • evolving landscape transformation rating learning approach Reignite growth in Women’s Drive productivity • • through deeper Modernize the store SG&A efficiency through Solid cash flow Focused on diversity • • • • Build a sizable Beauty • engagement experience store labor, marketing, generation and inclusion business and technology Deliver personalized Continue digital growth Committed to returning ESG stewardship • • • • Drive category productivity • experiences Operational excellence capital to shareholders • and inventory turn Further enhance omni- • channel capabilities Capture market share from • retail industry disruption Creating Long-term Shareholder Value Expand operating margin Return to growth Solid cash flow generation Return capital to shareholders Maintain strong balance sheet 13

Driving top line growth



Grow Active to 30% of Sales

- **Fuel growth with key national brands**, Nike, Under Armour and Adidas
- **Expanded Active** space by ~20% in 2021
- **Drive athleisure** through launch of FLX, our new private brand, Calvin Klein basics and loungewear, and expand assortment of Champion
- **Grow outdoor** through expansion of Lands' End and launch of Eddie Bauer


KOHL'S
SEPHORA

Beauty Growth with Sephora

- Highly complementary strategic partnership to **establish Kohl's as a leading beauty destination**
- **Comprehensive digital launch** August 2021
- Launched in 200 stores Fall 2021, with plans for 400 stores in 2022, and reaching at least 850 stores by 2023
- Assortment includes **~125 emerging and established brands** emulating freestanding Sephora store
- Seeing **strong initial response**, driving acquisition of a **younger, more diverse customer**



Reignite Women's Growth

- New organization structure and leadership to drive improved performance
- **Significant portfolio reinvention** with exit of 10 downtrending brands
- **Refresh and differentiate** a more focused portfolio of private brands (e.g. Sonoma, So, LC Lauren Conrad)
- **Distort denim opportunity** (e.g. Levi's, key private brands)
- **Improving merchandising and clarity** through significant choice count reduction and building depth



Extend Casual Lifestyle to Home

- **Expand soft home** category (e.g. Koolaburra by Ugg, Sonoma)
- **Expand underdeveloped categories** (e.g. decor, kid's bedroom, storage)
- Lean into healthy home (e.g. sleep and cookware)

KOHL'S 14

Strategic investments are gaining traction Continued strong Active sales growth Successful launch of Sephora at Kohl’s Partnership Debuted 200 Sephora at Kohl’s shops and comprehensive digital Continued strong momentum — sales growth accelerated in Q3 with • • experience in Q3 penetration growing to 26% of net sales Very pleased with initial results with Sephora at Kohl’s stores outperforming Broad strength across channels and categories • • balance of chain Key national brands, including Nike, adidas, Under Armour, and Champion • Strong initial customer acquisition with more than 25% of Sephora continue strong growth • customers new to Kohl’s Also seeing solid performance in our private brands, Tek Gear and FLX • Assortment is resonating with customers purchasing across a wide range of • Growing outdoor through successful launch of Eddie Bauer in Q3 and building • beauty categories and price points on momentum in Columbia and Lands’ End Customers are shopping across the store with strong attach rates in other • areas of the business Planning underway for 2022 with 400 additional shops to begin opening in • late Spring 15

Continuing to enhance Loyalty and Omni-channel capabilities Investing in Omni-channel Loyalty Members are Transforming the Role Enhance Digital Capabilities More Productive of the Store to Drive Growth • New Kohl’s Rewards loyalty program, added • Modernizing the store experience through refresh • Continue to invest in the evolution of the digital new features, enhanced personalization and program and category reflow to highlight outsized experience (e.g. Kohls.com, App) simplified rewards in Kohl’s Cash growth businesses • Expanding digital brand portfolio (e.g. Fanatics, • Simplified and edited shopping experience through • Kohl’s Cash: Iconic and differentiated loyalty Sephora, Lands’ End, Eddie Bauer) fixture de-densification (standard to small strategy) device that provides a fly-wheel effect on customer return visits • Opened our sixth e-commerce fulfillment center • Inspired solutions and product storytelling through in 2021 continued investments in merchandising (e.g. • Kohl’s Card: Provides more opportunities for expanding the learnings from the Outfit Bar concept) customers to save • Evolve existing omni experiences: BOPUS/BOSS, Store Drive Up, Amazon Returns • Continue to pursue innovation and discovery (e.g. Curated by Kohl’s, emerging brands) 30 million loyalty members spend 2x more than non-loyalty members and Omni-customer is 4x more productive than highest tier Kohl’s Card members store-only shopper and 6x more productive (“Most Valuable Customer”) spend 10x more than non-loyalty members than digital-only customer 16

Strong execution against our new strategy positions us to achieve our 2023 strategic goals in 2021, well ahead of plan



Gross Margin
~36% Goal
+20 to +40 basis points increase
SG&A Expense Rate
~27% to ~28% Goal
+70 to +150 basis points improvement
Operating Margin
2021 Guidance of 8.4% to 8.5% exceeds high end of 2023 goal
6.1%
7.0% to 8.0%
Inventory management
Sourcing
Pricing / Promo optimization
Supply chain transformation
Digital penetration / cost of shipping
Stores
Marketing
Technology
Corporate
Wage inflation
FY 2019 Adj. Operating Margin *
Gross Margin
SG&A
FY 2023

* Adjusted Operating Margin is a non-GAAP financial measure. For reference, the reconciliation can be found in the Appendix.

KOHL'S 17

We have a history of strong cash flow generation along with a focus on maintaining a balanced capital allocation strategy Maintain strong balance sheet Long-term objective of maintaining Investment Grade rating 1 2 3 4 Opportunistic, Share Invest in Dividend complementary repurchases the business M&A YTD 2021 Takeaways History of Capital Allocation • Delivered $1.3B of free cash flow • $3.0B of cumulative free cash flow generated from 2018 to 2020 • Repurchased $807M of shares, including 10M shares for $506M in Q3 • $1.8B invested in our business from 2018 to 2020 to help drive our omnichannel strategies • Reduced long-term debt by $541M, improving our leverage profile • Over $900M returned to shareholders over the past 3 years through our dividend program • Invested $426M in the business • Nearly $900M of shares repurchased from 2018 to 2020 • Paid $114M in dividends to our shareholders • History of employing liability management strategies to enhance our leverage profile and remain committed to Investment Grade Rating 18 * Free cash flow is a non-GAAP financial measure. Please refer to the reconciliations in the Appendix for more information.

Kohl's Continued Commitment to ESG Kohl's has a long-standing focus on Environmental, Social and Governance stewardship Excellence Award Recipient 2020 Environmental Governance Social With a large retail footprint, we are in a unique position Understanding and embracing differences for Kohl’s We hold ourselves to a high level of to make a difference through positive actions. associates, customers and community is not just the right ethical standards and maintain a thing to do; it is critical in creating an inclusive workplace Code of Ethics guide, Global Human and brand experience, as well as in driving growth for the Rights Policy, Business Partner Code • Sustainability measures are tied to CEO performance and organization. of Conduct, and Corporate management team incentives. Governance Guidelines to ensure that • Kohl's has published 2025 goals to reduce energy costs, we run our business with integrity. • In 2020, we shared our commitment to a renewed Diversity & decrease emissions, increase solar and wind energy, and reduce Inclusion (D&I) strategy focused on Our People, Our Customers and waste and increase recycling. Our Community and our mission to empower more families through • We have been recognized as one of the equity, D&I. World’s Most Ethical Companies by the • Climate change: In our efforts to reduce greenhouse emissions, Ethisphere Institute, a global leader in we have reduced energy consumption by 39% since 2008 - • We've appointed a Chief Diversity & Inclusion Officer, reporting to defining and advancing the standards of exceeding our 2025 goal, expanded to 164 wind and solar the CEO. ethical business practices. locations, and built 101 EV charging locations. • People: We’ve expanded our associate Business Resource Groups • We have published standards for Supply • Waste and Recycling: In our efforts to reduce waste, we have at Kohl's, provided unconscious bias training across the Chain Management, Facility Sustainability, diverted 85% of waste from landfills - meeting our 2025 goal and organization, created a cross-functional D&I Task Force and Product Safety, Workforce Practices, reduced the amount of packaging we use for Kohl's-owned published our D&I Pledge for Progress. Cybersecurity and Crisis Management that branded packaging. you can view in our ESG Report. • Customers: We've created a D&I product strategy, launched a • Sustainable Sourcing: To focus on efficient use of natural Diversity Design Council, created new product and categories, and • We have a strong, independent and diverse resources, we have 80% of production facilities completed the have invested in targeted D&I marketing. Board of Directors that has an ongoing Higg Index Environmental Module, on our way to our 2025 goal commitment to active Board refreshment, and we are using the Higg Index to drive substantial water • Community: We've committed to doubling our diverse supplier demonstrated by the addition of eight new reduction. spend by 2025 and are well on our way. We have also committed to directors in the past 5 years. significantly increasing our philanthropic support. • See more detail in our annual ESG Report. 19

Appendix 20

Reconciliations Adjusted Net Income (Loss) and Diluted Earnings (Loss) per Share, Non-GAAP Financial Measures (unaudited) Three Months Ended (Dollars in Millions, Except per Share Data) October 30, 2021 October 31, 2020 Net Income (Loss) GAAP $ 243 $ (12) Impairments, store closing, and other — 21 Income tax impact of items noted above — (7) Adjusted (non-GAAP) $ 243 $ 2 Diluted Earnings (Loss) per Share GAAP $ 1.65 $ (0.08) Impairments, store closing, and other — 0.14 Income tax impact of items noted above — (0.05) Adjusted (non-GAAP) $ 1.65 $ 0.01 Amounts shown for the three months ended October 30, 2021 are GAAP as there are no adjustments to Non-GAAP. These amounts are shown for comparability purposes. All other periods are Non-GAAP and exclude Loss on Extinguishment of debt, Impairments, store closing and other costs and Gain on sale of real estate if 21 applicable.

Reconciliations Adjusted Operating Income Free Cash Flow October 30, 2021 ($ in millions) ($ in millions) 2019 Three Months Ended Nine Months Ended Net cash provided by operating activities $ 82 $ 1,774 Operating Income $ 1,099 Impairments, store 113 Acquisition of property and equipment (235) (426) closing, and other Adjusted Operating 1,212 Finance lease and financing obligation payments (31) (96) Income Total Revenue $ 19,974 Proceeds from financing obligations 4 8 Adjusted Operating Free Cash Flow $ (180) $ 1,260 Income as a % of 6.1% Total Revenue 22